Remarks

Scott V. Fainor
President and
Chief Executive Officer,
National Penn Bancshares, Inc.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Building Long-Term Shareholder Value

FY 2013 Highlights

- Continued high-level performance
  - ROAA 1.18%
  - Adjusted net income of $98.1 million / EPS of $0.67
- Superior asset quality
- Consistent dividends
- Execution of strategic initiatives
- Positioned for disciplined growth and further enhancement of long-term shareholder value

NPBC will be the most highly regarded financial institution within the markets it serves.

Building Long-Term Shareholder Value

Consistent Returns of Capital

➢ **NPBC Current Quarterly Dividend**	**$0.10**
➢ **NPBC Current Dividend Yield**	**3.85%**
➢ Peer Average Dividend Yield	2.66%
➢ **NPBC Payout Ratio**	**59%**
➢ Peer Average Payout Ratio	38%

Current dividend yield as of April 17, 2014. Payout ratio information as of February 7, 2014.
Peer data per SNL Financial. Refer to Appendix for peer listing.

Building Long-Term Shareholder Value

Warburg Pincus Share Repurchase (January 28, 2014)

- **Repurchased 7 million shares of common stock at market**
  - Pre-buyback ownership 17.8%
  - Post-buyback ownership 13.6%

- **Transaction completed under previously announced 5% stock repurchase program**
  - Aggregates 4.8% of current outstanding

Building Long-Term Shareholder Value

Strong Capital Position


20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
17.80%
16.89%
16.72%
14.19%
14.38%
14.23%
Q4 2012
Q3 2013
Q4 2013
Tier 1 Common Ratio
Total Risk-Based Capital Ratio

Building Long-Term Shareholder Value

High-Level Earnings Trend



Quarterly
$0.20
$0.15
$0.10
$0.05
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.17
$0.16
$0.17
$0.17
$0.17
1.19%
1.14%
1.21%
1.17%
1.19%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Adjusted Earnings Per Share*
Adjusted ROAA*



Full Year
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.66
$0.67
1.17%
1.18%
2012
2013
Adjusted Earnings Per Share*
Adjusted ROAA*

*Refer to Appendix for calculation of non-GAAP measures.

Building Long-Term Shareholder Value

Stable Net Interest Income and Margin Trend


($millions)
Quarterly Trend
$80.0
$60.0
$40.0
$20.0
$0.0
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
$63.4
$61.6
$63.3
$63.1
$64.1
3.46%
3.49%
3.53%
3.49%
3.51%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Net Interest Income
Net Interest Margin (FTE)

Managed Cost of
<u>Interest-Bearing Liabilities</u>

- FY 2012: 1.00%
- FY 2013: 0.59%


($millions)
Full Year
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
$254.0
$252.1
3.50%
3.51%
2012
2013
Net Interest Income
Net Interest Margin (FTE)

Building Long-Term Shareholder Value

Disciplined Loan Growth


($millions)
Commercial Loans
$3,750
$3,500
$3,250
$3,000
$3,530
$3,607
$3,654
Commercial Loans Grew 3.5% in 2013
Q4 2012
Q3 2013
Q4 2013


($millions)
Consumer Loans
$2,000
$1,600
$1,200
$800
$400
$0
$1,711
$1,676
$1,684
Consumer Loans Declined 1.6% in 2013
$686
$655
$657
Q4 2012
Q3 2013
Q4 2013
Total Consumer Loans
Mortgages


($millions)
Total Loans
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,241
$5,283
$5,338
Q4 2012
Q3 2013
Q4 2013
Total Loans

Building Long-Term Shareholder Value

Diversified Core Non-Interest Income*



($millions)
$100
$80
$60
$40
$20
$0
$95.6
$95.9
$12.9
$24.6
$16.1
$7.6
$34.4
$12.7
$27.3
$15.3
$6.5
$34.1
2012
2013
Banking - deposits
Banking - mortgages
Banking - other
Wealth
Insurance

* Refer to Appendix for reconciliation of Non-GAAP measure.

Building Long-Term Shareholder Value

Sustained Strong Asset Quality


Classified Loans
($millions)
$350
$300
$250
$200
$150
$100
$261
$243
$234
$219
$192
27% Decline in Classified Loans
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013


Net Loan Charge-Offs &
Provision for Loan Losses
($millions)
$7.5
$5.0
$2.5
$0.0
$4.6
$2.0
$5.3
$1.5
$4.1
$1.5
$5.0
$1.3
$5.4
$1.0
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Net Charge-Offs
Provision


Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
183%
94%
Q4 2013
*Peer Mean


Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.99%
1.44%
Q4 2013
*Peer Mean

* Refer to appendix for listing of peers.

Building Long-Term Shareholder Value

Disciplined Operating Expense* Management


($millions)
Quarterly Trend
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$52.4 $52.3 $53.3 $52.3 $52.4 $53.2 $53.6 $51.8
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
FDIC insurance
Other operating expense
Premises and equipment
Salaries, wages and employee benefits


($millions)
Full Year
$240.0
$210.0
$180.0
$150.0
$120.0
$90.0
$60.0
$30.0
$0.0
70%
65%
60%
55%
50%
45%
40%
35%
30%
$210.3
$211.0
57.12%
57.80%
2012
2013
FDIC insurance
Other operating expense
Premises and equipment
Salaries, wages and employee benefits
Efficiency Ratio*

* Refer to Appendix for reconciliation of Non-GAAP measures.

Building Long-Term Shareholder Value

Sustaining a Strong and Balanced Risk Management Culture

- ✓ Comprehensive risk management program
- ✓ Disciplined growth with a focus on the customer
- ✓ Addressing changes in the regulatory environment

Building Long-Term Shareholder Value

Strategic M&A Considerations

- ✓ Relevant size
- ✓ Relative risk
- ✓ Operating leverage
- ✓ Franchise value

National Penn brings the **STRENGTH** of its banking, insurance, investment and trust franchise to customers so that they can achieve their **FINANCIAL GOALS** over a lifetime.

NPBC Corporate Headquarters - Allentown, PA



Reading Area Business Center




Luzerne
Monroe
Carbon
Centre
Schuylkill
Northampton
Lehigh
Berks
Bucks
Montgomery
Lancaster
Philadelphia
Chester
Delaware
Cecil

National Penn has top five market ranking in Berks, Carbon, Centre, Chester, Lehigh, Luzerne and Northampton counties.

(Sources: SNL Financial / FDIC as of June 30, 2013)

Building Long-Term Shareholder Value

Q1 2014 Highlights

- EPS of $0.16 and Return on Average Assets of 1.09%
- Increased loan growth, led by growth in commercial loans
- Sustained strong asset quality
- Continued focus on expanding fee income
- Diligent management of operating expenses
- Disciplined execution of capital management strategies
  - Repurchase of approximately 5% of outstanding shares
  - Declaration of Second Quarter 2014 dividend

Building Long-Term Shareholder Value
Strength of Capital Ratios



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
16.67%
16.72%
15.69%
14.17%
14.23%
13.22%
10.79%
10.41%
9.86%
Q1 2013
Q4 2013
Q1 2014
Tangible Common Equity* / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio

*Refer to Appendix for reconciliation of Non-GAAP measure.

Building Long-Term Shareholder Value

2014 Strategic Objectives


Utilize Strength of Balance Sheet
Grow Wealth and Insurance Contributions
Sustain Prudent Risk Management Culture
Build Upon Solid Earnings Power of Franchise
Enhance Long-Term Shareholder Value
Effectively Manage Capital Base

Building Long-Term Shareholder Value

NPBC Total Annual Return



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
18.57%
7.66%
9.86%
Total Annual Return Since Jan 1, 2010
NPBC
Mean - All Peers
Mean - Peers with Stock Appreciation

Source: Annual Equivalent Total Return per Bloomberg through close January 31, 2014. See Appendix for peer listing.

Building Long-Term Shareholder Value

Total Return

Capital Management Opportunities

Balance Sheet Management Opportunities

Solid and Consistent Financial Performance

Balance Sheet Strength

Strength of the Franchise

NPBC will be the most highly regarded financial institution within the markets it serves.

APPENDIX

NPBC Peer Group*

Peer	Ticker	Assets as of 12/31/13 ($billions)
Bancorp South, Inc.	BXS	$13.0
F.N.B Corporation	FNB	13.6
First Midwest Bancorp, Inc	FMBI	8.3
First Niagara Financial Group, Inc.	FNFG	37.6
FirstMerit Corporation	FMER	23.9
Fulton Financial Corporation	FULT	16.9
MB Financial, Inc.	MBFI	9.6
Old National Bancorp	ONB	9.6
Susquehanna Bancshares, Inc.	SUSQ	18.5
Trustmark Corporation	TRMK	11.8
Valley National Bancorp	VLY	16.2
Wintrust Financial Corp	WTFC	18.1

*Note: Consistent peer group since 2009 (as disclosed in 2009 Proxy Statement). Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

Reconciliation of Non-GAAP Measures

Adjusted Earnings per Diluted Share	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2012	FY 2013
Net income (loss)	$ 0.17	$ (0.12)	$ 0.17	$ 0.17	$ 0.15	$ 0.66	$ 0.37
After-tax adjustments:							
Unrealized FV gain on subordinated debentures*	-	(0.01)	-	-	-	-	(0.01)
Corporate reorganization expense	-	-	-	-	0.03	-	0.03
Loss on debt extinguishment**	-	0.29	-	-	-	-	0.29
Adjusted net income***	$ 0.17	$ 0.16	$ 0.17	$ 0.17	$ 0.17	$ 0.66	$ 0.67

($millions)

Adjusted Return on Average Assets	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2012	FY 2013
Net income (loss)	$ 25.1	$ (17.4)	$ 25.0	$ 24.6	$ 21.2	$ 98.9	$ 53.4
After-tax adjustments:							
Unrealized FV loss (gain) on subordinated debentures*	0.2	(1.4)	-	-	-	(0.4)	(1.4)
Corporate reorganization expense	-	-	-	-	3.9	-	3.9
Loss on debt extinguishment**	-	42.2	-	-	-	-	42.2
Adjusted net income	$ 25.3	$ 23.4	$ 25.0	$ 24.6	$ 25.1	$ 98.5	$ 98.1
Average Assets	$ 8,440.6	$8,298.8	$ 8,326.5	$ 8,310.6	$ 8,385.0	$ 8,424.3	$ 8,330.4
Adjusted ROAA	1.19%	1.14%	1.21%	1.17%	1.19%	1.17%	1.18%

*TruPS redemption – Q1 2013.
**FHLB repayment – Q1 2013.
***Difference in summation of Q4 2013 and FY 2013 adjusted net income due to rounding.

Reconciliation of Non-GAAP Measures

($millions)

Non-Interest Income	FY 2012	FY 2013
Banking - deposits	$ 34.4	$ 34.1
Banking - mortgages	7.6	6.5
Banking - other	16.1	15.3
Wealth	24.6	27.3
Insurance	12.9	12.7
Subtotal - core non-interest income	95.6	95.9
Plus:		
Net gains (losses) on investments	(0.3)	0.1
Net gains from FV changes on subordinated debentures*	0.7	2.1
Total non-interest income	$ 96.0	$ 98.1

($millions)

Operating Expense and Efficiency Ratio	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Non-interest expense	$ 52.4	$ 52.3	$ 53.3	$ 52.3	$ 117.3	$ 53.2	$ 53.6	$ 57.8
Less:								
Loss on debt extinguishment**	-	-	-	-	64.9	-	-	-
Corporate reorganization expense	-	-	-	-	-	-	-	6.0
Operating expenses	$ 52.4	$ 52.3	$ 53.3	$ 52.3	$ 52.4	$ 53.2	$ 53.6	$ 51.8
Net interest income (taxable equivalent)	$ 68.6	$ 67.9	$ 68.1	$ 67.9	$ 66.0	$ 67.6	$ 67.4	$ 68.2
Non-interest income	24.2	20.5	26.8	24.5	25.6	25.0	24.8	22.7
Less:								
Net gains on FV changes of subordinated debentures*	1.6	(0.8)	0.1	(0.3)	2.1	-	-	-
Net (losses) gains on investment securities	-	(0.3)	-	-	-	-	-	-
Adjusted revenue	$ 91.2	$ 89.5	$ 94.8	$ 92.7	$ 89.5	$ 92.6	$ 92.2	$ 90.9
Efficiency Ratio	57.47%	58.42%	56.26%	56.40%	58.61%	57.43%	58.16%	57.00%

*TruPs redemption.
**FHLB repayment.

Reconciliation of Non-GAAP Measures

($millions)

Operating Expense and Efficiency Ratio	**FY 2012**	**FY 2013**
Non-interest expense	$ 210.3	$ 281.9
Less:		
Loss on debt extinguishment**	-	64.9
Corporate reorganization expense	-	6.0
Operating expenses	$ 210.3	$ 211.0
Net interest income (taxable equivalent)	$ 272.6	$ 269.2
Non-interest income	96.0	98.1
Less:		
Net gains on FV changes of subordinated debentures*	0.7	2.1
Net (losses) gains on investment securities	(0.3)	0.1
Adjusted revenue	$ 368.2	$ 365.1
Efficiency Ratio	57.12%	57.80%

($000s)

Tangible Common Equity/Tangible Assets	**Q1 2013**	**Q4 2013**	**Q1 2014**
Total shareholders' equity	$1,136,798	$1,131,866	$1,082,449
Goodwill and intangibles	(267,812)	(265,133)	(264,435)
Tangible common equity	$ 868,986	$ 866,733	$ 818,014
Total assets	$8,323,777	$8,591,848	$8,557,381
Goodwill and intangibles	(267,812)	(265,133)	(264,435)
Tangible assets	$8,055,965	$8,326,715	$8,292,946
Tangible common equity/tangible assets	10.79%	10.41%	9.86%

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST